Exhibit 99.2

                 BY-LAWS OF HENAN ZHONGPIN FOOD SHARE CO., LTD.

          Approved by the Special Shareholders' Meeting on May 23, 2005

                          CHAPTER I GENERAL PROVISIONS

Article 1 In order to protect the legal interests of the Company, its shareholders and its creditors, and for the purpose of standardizing the organization and activities of the Company, these By-Laws are made pursuant to Company Law of the People's Republic of China ("Company Law") and other related regulations.

Article 2 The Company is a share limited company (the "Company") established pursuant to Company Law and other related regulations.

Article 3   The registered name of the Company:
            (Chinese full name)       HENAN ZHONGPIN SHIYE GUFEN YOUXIAN GONGSI
            (English full name)       Henan Zhongpin Food Share Co., Ltd.

Article 4 The address of the Company: 21 Changshe Road, Changge City, Henan Province, China. Postal Code 461500

Article 5 The registered capital of the Company is RMB (Y)15.04 million [US $1.82 million at the exchange rate of US $1 = RMB (Y)8.27].

Article 6   The Company is a share limited company of permanent duration.

Article 7 The Chairman of the Board of Directors is the Legal Representative of the Company.

Article 8 The total assets of the Company are divided into shares of equal amount. A shareholder shall be liable to the debts of the Company up to the shareholder's contribution to the Company as represented by the shares held by the shareholder. The Company shall be liable to the debts of the Company up to the total asssets of the Company.

Article 9 Upon the date when these By-Laws come into effect, they shall become a legally binding document that regulates the corporate organization and activities, the rights and obligations between the Company and its shareholders, and the obligations and duties among the shareholders.

Article 10 Officers as used in these By-Laws refer to the Company's general manager, vice general manager, secretary to the board of directors, and the individuals who oversees the finance of the Company.

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                    CHAPTER II PURPOSE AND SCOPE OF BUSINESS

Article 11 The Company's purpose of business is to base its operations on the industrialized management of agriculture, to perfect a standardized system, and to participate in the competition and labor division in the international as well as domestic markets; to strengthen cooperation and consolidation [within the industry] by benefiting from other companies' advantages and vice versa, and to accomplish the transplant of brand names; to carry out low-cost expansion through transformation of resources; to establish the enterprise's technological platform and form the enterprise's long-term competitive advantages by combining industry, academics and research, so that the Company can further develop and create substantial returns for all of its shareholders.

Article 12 The Company's scope of business: domestic animals and poultry processing and the products, animal oil processing, aquatic products, drinking water, fast frozen food and vegetables, canned meat and vegetables, export business dealing with products produced by the enterprise, import business dealing with raw and auxiliary materials, machinery, instruments and meters and accessories and parts necessary to the production as well as scientific research of the enterprise (excluding products and technologies the company is restricted from dealing with or prohibited from importing or exporting by the state); processing supplied materials, assembling supplied parts, manufacturing on the basis of supplied designs, and compensation trade.

                               CHAPTER III SHARES

                           Section 1     Capital Structure

Article 13 The Company raises its capital through its promoters' subscriptions to its shares.

Article 14 The capital of the share limited company is divided into shares, with every share representing the same amount of capital. The shares of the Company take the form of stock certificates.

Article 15 The shares of the Company are treated on the principles of openness, fairness and justness. Shareholders with the same number and class of shares of the Company shall enjoy the same rights and the same interests.

Article 16 The par value of the Company's stock certificates is designated in RENMINBI [RMB], with par value being RMB (Y)1 per share. All shares are of common stock.

Article 17 The total capital of the Company is RMB (Y)15.04 million [US $1.82 million at the exchange rate of US $1 = RMB (Y)8.27]. The number of shares held by each shareholders is as follows:

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

--------------------------------------------------------------------------------------------------------------
Name of the            Address                        ID/Certificate Number    Number of       Ownership
Shareholder                                                                    Shares Held     Percentage (%)
--------------------------------------------------------------------------------------------------------------
Henan Zhongpin Food    South of the Middle part of    4100001008403            13,536,000      90.000
Co., Ltd.              Changxing Rd., Changge City,
                       Henan Province
--------------------------------------------------------------------------------------------------------------
Zhu Xianfu             96 87th Road, Bureau of        411022630914721          1076939         7.160
                       Construction Affairs,
                       Changge City, Henan Province
--------------------------------------------------------------------------------------------------------------
Ben Baoke              62 Wenming Street,             411022631015733          111994          0.745
                       Heshangqiao Township,
                       Changge City, Henan Province
--------------------------------------------------------------------------------------------------------------
Si Shuichi             24 Renmin Road, Bureau of      411022630809721          79358           0.528
                       Construction Affairs,
                       Changge City, Henan Province
--------------------------------------------------------------------------------------------------------------
Wang Qinghe            21 Changshe Road,              411022700825728          81817           0.544
                       Heshangqiao Township,
                       Changge City, Henan Province
--------------------------------------------------------------------------------------------------------------
Liu Chaoyang           2 Qinggong Road, Heshangqiao   411022620417721          82942           0.511
                       Township, Changge City,
                       Henan Province
--------------------------------------------------------------------------------------------------------------
Wang Juanjuan          21 Changshe Road,              411022720520723          70950           0.472
                       Heshangqiao Township,
                       Changge City, Henan Province
--------------------------------------------------------------------------------------------------------------
Total                                                                          15040000        100
--------------------------------------------------------------------------------------------------------------

Article 18 Neither the Company nor its subsidiaries (including affiliated enterprises of the Company) may provide any financial support to a purchaser or a potential purchaser of the shares of the Company through forms such as gift, contribution, guarantee, compensation or loan.

                   Section 2     Increase and Decrease of Capital

Article 19 The Company may decide, according to the needs of its operations and development and in compliance with the provisions of laws and regulations, following resolutions passed by shareholders' meetings in each separate case, to increase its capital in the following manners:

             (i) by issuing shares to the public;

            (ii)  by distributing shares to existing shareholders;

            (iii) by distributing stock dividend to existing shareholders;

            (iv)  by increasing the Company's capital reserve; and

            (v) by any other means authorized under the provisions of laws and administrative regulations and/or by the securities authority of the State Council

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Article 20  Under the By-Laws, the Company may decrease its registered capital.
The Company shall decrease its registered capital by following the procedures provided by Company Law, other related regulations, and the Company's By-Laws.

                            Section 3     Stock Transfer

Article 21 The stock of the Company may be transferred in accordance with the law.

Article 22 The Company will not accept its own share certificates as security collateral.

Article 23 The Company's directors, supervisors, and managers shall report to the Company their holdings in the stock of this Company. The shares held by these individuals shall not be transferred while they are holding their respective office with the Company and within the first six months after their termination.

                CHAPTER IV SHAREHOLDERS AND SHAREHOLDERS' MEETING

                             Section 1     Shareholders

Article 24 A shareholder of the Company is a person holding stock of the Company in compliance with th0e law. Shareholders enjoy their rights and are responsible for their obligations in accordance with their stock holding.

Article 25 The stock ledger is a sufficient proof to evidence a shareholder's holding of the stock of the Company.

Article 26 When the Company convenes a shareholders' meeting, distributes dividend, liquidates or engages in other activities where stock ownership needs to be recognized, the board of directors has the authority to designate a certain date as the date for stock ownership registration. Registered shareholders at the end of the date for stock ownership registration are shareholders of the Company.

Article 27  The shareholders of the Company enjoy the following rights:

            (i) to acquire dividend and other forms of interest distribution based on his or her percentage of stock ownership;

            (ii) to participate in or designate a proxy to participate in a shareholders' meeting;

            (iii) to exercise its voting right based on his or her percentage of stock ownership;

            (iv) to monitor the operations of the Company and to make recommendations or inquiries;

            (v) to transfer, bequeath, or hypothecate his or her stock in accordance with the provisions of the laws, administrative regulations or the Company's By-Laws;


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            (vi)  to obtain information in accordance with the provisions of the laws or the Company's By-Laws, including,


                  (1) obtaining a copy of the Company's By-Laws after paying the cost; and

                  (2)   inspecting and copying, after paying reasonable fees,

                        i.    his or her own stock holding record;

                        ii.   minutes of the shareholders' meetings;

                        iii.  the annual report [of the Company]; and

                        iv. the total amount of the Company's capital and the Company's capital structure.

            (vii) upon the dissolution or liquidation of the Company, to participate in the distribution of the Company's property based on his or her percentage of stock ownership; and

            (viii) other rights granted by the law, administrative regulations, and the Company's By-Laws.

Article 28 In requesting information or documents in accordance with the previous article, a shareholder shall provide the Company with a written document that can prove the class of the Company's stock held by the shareholder and the number of shares held by the shareholder. Upon verifying the identity of the shareholder, the Company shall provide information or documents to the shareholder according to his or her requests.

Article 29 In case a shareholders' meeting or a resolution of the board of directors violates the law or administrative regulations or injures a shareholder's legitimate interest, the shareholder has the right to initiate a lawsuit with the People's Court to stop said unlawful activity and tortious activity.

Article 30  A shareholder of the Company has the following obligations:

            (i)   to observe the Company's By-Laws;

            (ii) to contribute capital in accordance with the shares the shareholder has pledged to purchase and the method by which the shareholder acquires the shares;

            (iii) not to redeem his or her shares unless in situations where redemption is permitted by the provisions of the law and regulations; and

            (iv) other obligations under the provisions of the laws and regulations.

Article 31 A shareholder who owns more than 5% of voting shares of the Company, if he or she has hypothecated his or her shares, shall submit a written report to the Company within three days of the occurrence of said event.

Article 32 In exercising their voting rights, the controlling shareholder(s) of the Company may not make provisions that would be detrimental to the legitimate interests of the Company and other shareholders.

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                         Section 2    Shareholders' Meeting

Article 33 The shareholders' meeting is the Company's governing body and exercises the following powers in accordance with the law:

            (i) to decide the operational strategies and investment plans of the Company;

            (ii) to elect and change directors, and decide directors' compensations;

            (iii) to elect and change supervisors who are shareholders, and decide such supervisors' compensations;


            (iv) to review, discuss, and approve reports of the board of directors;

            (v) to review, discuss, and approve reports of the board of supervisors;

            (vi) to review, discuss, and approve the Company's annual financial budget plan, and final account plan;

            (vii) to review, discuss, and approve the Company's plan for distributing its profits and making up its losses;

            (viii) to pass resolutions on an increase or decrease of the Company's registered capital;

            (ix)    to pass resolutions on the issuance of corporate bonds;

            (x) to pass resolutions on matters such as mergers, split-ups, dissolution and liquidation of the Company;

            (xi)    to amend the Company's By-Laws;

            (xii) to pass resolutions on the Company's decision to retain or to terminate an accounting firm;

            (xiii) to review and discuss proposals of shareholder(s) who owns no less than 5% of the Company's outstanding shares; and

            (xiv) to review and discuss other matters that should be decided by the shareholders' meeting in accordance with the provisions of the laws and regulations.

Article 34 The shareholders' meeting can take the form of an annual shareholders' meeting or a special shareholders' meeting. The annual shareholders' meeting is convened once every year and shall be held within six months after the end of the previous accounting year.

Article 35 In any of the following situations, the Company may hold a special shareholders' meeting within two months of the occurrence of the event:

            (i) The number of directors is less than the minimum legal number required by Company Law or less than 2/3 of the number required by the By-Laws;

            (ii) The losses of the Company that the Company has failed to make up reaches 1/3 of the total amount of the Company's capital;

            (iii) Shareholders holding, separately or jointly, 10% of the voting shares (excluding voting proxy) of the Company make a written request for such a meeting;

            (iv)  The board of directors considers such a meeting necessary; or

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

            (v) The board of supervisors recommends such a meeting. In reference to (iii) above, the number of shares owned by a shareholder or shareholders are calculated on the date in which the shareholder(s) submit the written request.

Article 36 Special shareholders' meeting may pass resolutions only on matters included in the notice for the said shareholders' meeting.

Article 37 Shareholders' meetings are to be convened by the board of directors in accordance with the law, and are to be presided over by the chairman of the board of directors. When the chairman of the board of directors cannot execute his or her office, the chairman shall designate a director to preside over the meeting. When the chairman cannot attend the meeting and fails to designate a person instead, the board of directors shall designate a director to preside over the meeting. When the board of directors fails to designate the chairman for the meeting, the shareholders attending the meeting shall select a shareholder to preside over the meeting. If for any reason the shareholder thus selected cannot preside over the meeting, the shareholder attending the meeting who has the greatest number of voting shares shall preside over the meeting.

Article 38 When the Company is to hold a shareholders' meeting, the board of directors shall notify the registered shareholders of the Company 30 days in advance before the meeting.

Article 39 A notice for a shareholders' meeting shall include the following items:

            (i)   the date, place and duration of the meeting;

            (ii)  matters submitted for review and discussion in the meeting;

            (iii) a statement in conspicuous characters that all shareholders shall have the right to attend the shareholders' meeting and may designate a proxy to attend the meeting and participate in voting.

            (iv) the date of stock ownership registration on which those shareholders who have the right to attend the meeting shall register themselves; and

            (v) the name and telephone number of a regular contact person in charge of matters relating to the shareholders' meeting.

Article 40 A shareholder may attend a shareholders' meeting in person, and a shareholder may also designate a proxy to represent him or her in attending the meeting and in voting. Said proxy may not be a shareholder of the Company.

            A shareholder shall use a written document to designate his or her proxy. The designor or his or her agent designated to be so by a written document shall sign said written document. If the designor is a legal person, it shall attach its legal person stamp to the written document or shall have a formally designated agent to sign said written document on its behalf.

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

Article 41 When an individual shareholder attends a meeting in person, said shareholder shall produce his or her ID and proof of stock ownership. When a proxy attends a meeting, said proxy shall produce his or her ID, the proxy, and the proof stock ownership.

            A shareholder who is a legal person shall attend a meeting through its legal representative or an agent designated by its legal representative.

Article 42 The proxy issued by a shareholder whereby the shareholder designates another person to attend a shareholders' meeting in his or her place shall include the following items:

            (i)   the name of the proxy;

            (ii)  whether the shareholder has the right to vote;

            (iii) instructions as to whether the shareholder wants to vote yes or no or to abstain from voting with respect to each item listed in the agenda of the shareholders' meeting;

            (iv) whether the shareholder has the right to vote on a special proposal that could be included in the agenda of the shareholders' meeting, and if there is such a voting right, detailed instructions as to how to exercise said voting right;

            (v)   the date of issuance and the date of expiry of the proxy; and

            (vi) the signature of the designor. If the designor is a legal person shareholder, there should be a stamp of the legal person attached. The proxy should also indicate whether the shareholder's proxy may vote in his or her own discretion if the shareholder does not make detailed instructions [on voting].

Article 43 The Company shall be responsible for having a signing book for attendees of a shareholders' meeting made. Said signing book shall record the names of those who attend the meeting (including the names of the units), their ID number, their address, the number of shares with voting rights that are held or represented by an attendee, the name of a shareholder who is represented (or the name of the unit), and other items.

Article 44 When the board of supervisors or shareholders request a special shareholders' meeting, the following procedures shall be followed:

            (i) One or several written requests with the same format and content shall be signed, where the board of directors is requested to convene a special shareholders' meeting and the subjects for the meeting shall be explained. Upon receiving said written request, the board of directors shall issue a notice that convenes a special shareholders' meeting as soon as practicable; and

            (ii) If within 30 days of receiving said written request, the board of directors fails to issue any notice that convenes a special meeting, the board of supervisors or the shareholders who requested the

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

                  special meeting may, within three months of the receipt by the board of directors of said request, convene a special shareholders' meeting by itself or themselves. The procedure by which the meeting is called for shall follow the procedure by which the board of directors convenes a shareholders' meeting wherever possible.

                  When the board of supervisors or shareholders convene a shareholders' meeting by itself or themselves because the board of directors fails to hold the meeting in response to said written request from them, the Company shall provide necessary assistance to the board of supervisors or the shareholders and shall be responsible for the cost of the meeting.

Article 45 After the notice for a shareholders' meeting is sent out, the board of directors shall not change the date of the shareholders' meeting except for FORCE MAJEURE or other unanticipated events. When the date of a shareholders' meeting needs to be changed due to FORCE MAJEURE, the date of stock ownership registration shall not be changed for this reason.

Article 46 When the number of directors is less than the minimum legal number required by Company Law or less than 2/3 of the number required by the By-Laws, or when the losses of the Company that the Company has failed to make up reaches 1/3 of the total amount of the Company's capital, the board of supervisors or shareholders may convene a special shareholders' meeting by itself or themselves.

                 Section 3     Proposals for Shareholders' Meetings

Article 47 When the Company holds a shareholders' meeting, shareholders who own or jointly own no less than 5% of the outstanding shares of the Company have the right to submit new proposals to the Company.

Article 48 Proposals for a shareholders' meeting shall meet the following requirements:

            (i) The content of the proposal does not contravene the provisions of the law, regulations and the By-Laws, and falls within the scope of business of the Company and the scope of authority of the shareholders' meeting;

            (ii) The proposal shall have a specific subject and detailed items for resolution; and (iii) The proposal shall be submitted or delivered to the board of directors in written form.

Article 49 The board of directors of the Company shall review proposals for a shareholders' meeting in accordance with the provisions of the previous article and shall in making said review be guided by the maximum interest of the Company and its shareholders.

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Article 50  If the board of directors decides by resolution not to include a certain proposal for a shareholders' meeting in the meeting's agenda, the board shall explain its decision in the same shareholders' meeting, and shall, after the shareholders' meeting, publish the content of the proposal and the explanation of the board of directors, along with the resolution of the shareholders' meeting.

Article 51 In the event that a shareholder who made a proposal disputes the decision by the board of directors not to include the proposal in the agenda of the shareholders' meeting, the shareholder may convene a special shareholders' meeting in accordance with the procedures provided in these By-Laws.

                 Section 4     Resolutions of Shareholders' Meetings

Article 52 Shareholders (including proxies) exercise their voting right based on the number of voting shares represented by them. Each share carries one vote.

Article 53 Resolutions of shareholders' meetings include general resolutions and special resolutions. A general resolution of a shareholders' meeting shall be passed by no less than 1/2 of the votes held by the shareholders (including proxies) who attend the shareholders' meeting. A special resolution of a shareholders' meeting shall be passed by no less than 2/3 of the votes held by the shareholders (including proxies) who attend the shareholders' meeting.

Article 54 A shareholders' meeting may take action on the following items by passing a general resolution:

            (i) work reports of the board of directors and the board of supervisors;

            (ii) plans for distributing profit and plans for making up losses drafted by the board of directors;

            (iii) appointment, termination and compensation of members of the board of directors and the board of supervisors;

            (iv) the annual budget plan and the final account plan of the Company;

            (v)   the annual report of the Company; and

            (vi) other matters except those which shall be passed through a special resolution in accordance with the provisions of the laws and administrative regulations.

Article 55 A shareholders' meeting may take action on the following items by passing a special resolution:

            (i)   the Company's increase or decrease of its registered capital;

            (ii)  the issuance of corporate bonds;

            (iii) the split-ups, mergers, dissolution and liquidation of the
                  Company;

            (iv)  the amendment of the By-Laws of the Company;

            (v)   the repurchase of the Company's own shares; and

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

            (vi) other matters that the shareholders' meeting determine will be of significant impact on the Company and need to be passed through special resolutions.

Article 56 Except with the approval of a shareholders' meeting in the form of a special resolution, the Company shall not enter into a contract whereby the Company transfers to anyone who is not a director, manager, or other type of officer the management of all or significant operations of the Company.

Article 57 The list of candidates for directorship and supervisorship shall be submitted, in the form of a proposal, to a shareholders' meeting for a resolution.

            The board of directors shall provide the shareholders with the resume and other basic information about a candidate for directorship or supervisorship.

Article 58  A shareholders' meeting shall vote with open ballots.

Article 59 The votes on each matter reviewed and discussed shall be counted by at least two shareholder representatives and one supervisor and the result of the voting shall be announced on the spot.

Article 60 The president of the meeting shall announce the result of a voting at the meeting. The voting result on a resolution shall be recorded in the minutes of that meeting.

Article 61 In the event that the president of the meeting has any doubt concerning the result of the voting on a resolution, he or she may recount the ballots cast in the voting. In the absence of a recount by the president of the meeting and in the event that a shareholder or a proxy attending the meeting disputes the voting resulted announced by the president of the meeting, the shareholder or proxy has the right to demand a recount immediately after the voting result is announced and the president of the meeting shall promptly recount the ballots accordingly.

Article 62 Except where business secrets of the Company are involved and so may not be publicly disclosed in a shareholders' meeting, the board of directors and the board of supervisors shall reply to or explain their responses to inquiries and recommendations from shareholders.

Article 63 A shareholders' meeting shall keep its minutes. The minutes of the meeting shall record the following items:

            (i) the number of voting shares [represented by shareholders or proxies] attending the shareholders' meeting, and the percentage of such shares in the total shares of the Company;

            (ii)  the date and place where the meeting takes place;


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            (iii) the name of the president of the meeting and the agenda of the meeting;

            (iv) the main points of each speaker on each item reviewed and discussed;

            (v) the result of voting on each matter that is submitted for voting;

            (vi) shareholders' inquiries, comments and recommendations as well as the replies and explanations of the board of directors and the board of supervisors; and

            (vii) other content that the shareholders' meeting considers proper to be included in the minutes of the meeting.

Article 64 The minutes of a shareholders' meeting shall be signed by directors who have attended the meeting and by the reporter, and shall be kept as corporate file by the secretary of the board of directors.

Article 65 The number of people who attended a shareholders' meeting, the number of shares held by attending shareholders, proxies, the result of voting on each matter submitted for voting, the minutes of the meeting, and the legality of the procedures of the meeting may be notarized.

                        CHAPTER V THE BOARD OF DIRECTORS

                      Section 1     The Board of Directors

Article 66 The Company shall establish a board of directors, which is the standing governing body of the Company and which is accountable to the shareholders' meeting.

Article 67 The Company's board of directors shall have an odd number of directors. It shall comprise of 5 or more directors and it shall have one chairman.

Article 68  The board of directors has the following powers:

            (i) to be responsible for calling for a shareholders' meeting, and to present a work report to the meeting;

            (ii)    to execute resolutions of the shareholders' meeting;

            (iii) to determine the operational strategies and investment plans of the Company;

            (iv) to draft the annual budget plan and the final account plan of the Company;

            (v) to draft the Company's plan for distributing profits and for making up losses;

            (vi) to draft the Company's plan to increase or decrease its registered capital, to issue bonds or other securities and to become a public company;

            (vii) to draft the Company's plan for major acquisitions or mergers, split-ups and dissolution;

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            (viii)  within the scope of authorization by the shareholders'
                    meeting, to decide on the Company's venture investment, hypothecation of the Company's assets and other matters related to guarantee;

            (ix) to decide on the setup of the Company's internal administrative structure;

            (x) to engage or dismiss the Company's manager, the secretary of the board of directors, and based on the nomination of the manager, to engage or dismiss the Company's vice manager, financial officers and other officers, and to determine their compensations, awards, and penalties;

            (xi)    to draft the basic administrative system of the Company;

            (xii)   to draft amendments of the Company's By-Laws;

            (xiii)  to manage the disclosure of the Company's information;

            (xiv) to propose to the shareholders' meeting the employment or change of the Company's auditing firm;

            (xv) to hear work reports from the Company manager and to review the manager's work; and

            (xvi) other powers granted by the law, regulations and the shareholders' meeting.

Article 69 The Company's board of directors shall explain to the shareholders' meeting about any audit report, issued by a certified account, on the Company's financial report if said audit report contains reservations;

Article 70 The board's rules for conducting discussions and deliberations shall ensure the efficiency and scientific decision-making process of the board of directors.

Article 71 The board of directors shall determine the limits of authority for the board to make venture investment by using the Company's assets. The board shall establish strict review and decision-making process, and in the case of significant investment projects shall organize experts and professionals to make assessment, and shall submit such investment plans to the shareholders' meeting for approval.

Article 72 The chairman of the board of directors shall be a director of the Company, and shall be elected or terminated by the simple majority of all directors.

Article 73  The chairman exercises the following powers:

            (i) to preside over shareholders' meeting and to convene and preside over meetings of the board of directors;

            (ii) to supervise and review the execution of resolutions of the board of directors;

            (iii) to sign the Company's share certificates, bond certificates, and other securities;

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            (iv)  to sign important documents of the board of directors and other documents that should be signed by the legal representative of the Company;

            (v)   to execute the office of the legal representative;

            (vi) in the event of emergencies caused by FORCE MAJEURE such as egregious natural disasters, to exercise special discretion over the Company's affairs in accordance with the provisions of the laws and the interests of the Company, and to report after the event to the Company's board of directors and the shareholders' meeting; and

            (vii) other powers granted by the board of directors.

Article 74 In the event that the chairman is unable to execute his or her office, the chairman shall designate a director to execute the chairman's office in his or her place.

Article 75 The board of directors shall hold at least two meetings each year, which shall be called for by the chairman and the notice of which shall be sent to all directors through a written notice at least 10 days before the date of the meeting.

Article 76 Under any of the following circumstances, the chairman shall convene a special board meeting within 15 business days:

            (i)   when the chairman deems such a meeting necessary;

            (ii)  when 1/3 or more directors jointly propose such a meeting;

            (iii) when the board of supervisors propose such a meeting; or

            (iv)  when the manager proposes such a meeting.

Article 77 The notice for a special board meeting can be sent through delivery by public announcement or mail delivery. The notice must be at least 7 days in advance.

            In any of the situation as provided in (ii) through (iv) of the previous article, in the event that the chairman is unable of performing his duty, he or she shall designate a director to convene the special board meeting. In the event that the chairman fails to perform his duty without cause, and fails to designate a specific individual to perform the duty in his or her place, 1/2 or more of the directors may jointly recommend a director to convene the meeting.

Article 78  The notice for a board meeting shall include the following items:

            (i)   the date and place of the meeting;

            (ii)  the duration of the meeting;

            (iii) the reasons for and subjects of the meeting; and

            (iv)  the specific date of issuance of said notice.

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

Article 79 A board meeting cannot take place without at least 1/2 or more of the directors present. Any resolution of the board shall be passed by a simple majority of all the directors.

Article 80 Provided that it is ensured that directors may fully express their views, a special board meeting may be conducted via facsimile and may pass resolutions via facsimile. The attending directors may sign via facsimile as well.

Article 81 A board meeting shall be attended by the directors themselves. In the event that a director is unable to attend a board meeting for some reason, the director may designate through a written document another director as his or her agent to attend the meeting.

            The power of attorney shall indicate the name of the agent, the matter or matters in which the agent is to act on behalf of the director, the scope of authority and the duration of said power of attorney, and shall bear the signature or stamp of the principal.

            A director who attends a board meeting shall exercise his or her rights within the scope of his or her authority. A director who does not attend a board meeting and who does not designate an agent to attend the meeting on his or her behalf is deemed to have relinquished his or her voting right in said meeting.

Article 82 The format of voting on a resolution in a board meeting: each director has one vote.

Article 83 A board meeting shall be recorded in minutes, which shall be signed by attending directors and the reporter. An attending director has the right to request that an explanation about his or her speech be recorded in said minutes. The minutes of a board meeting shall be kept as corporate file by the secretary of the board of directors. The minutes of a board meeting shall be maintained as a permanent record.

Article 84  The minutes of a board meeting shall include the following items:

            (i) the date and place of the meeting and the name of the person who convenes the meeting;

            (ii) the names of the directors who attend the meeting as well as the names of the directors (agents) who attend the meeting on behalf of other directors;

            (iii) the agenda of the meeting;

            (iv)  the main points of directors' speeches; and

            (v) the format and result of directors' voting on each resolution (the voting result shall indicate the number of yes, nay or abstention votes).

Article 85 Directors shall sign the board's resolutions and shall be responsible for resolutions of the board. In the event that a resolution of the board contravenes the law, regulations or these By-Laws, and causes the Company to sustain losses, those directors who participate in the resolution shall liable to the Company for the losses. A director is relieved of his or her liabilities on such a resolution if it is established that the director expressed dissent in the voting on the resolution and said dissent was recorded in the meeting's minutes.

                            Section 2     Directors

Article 86  Directors of the Company shall be individuals.

Article 87 Anyone who is determined to be someone barred from entering the securities market either under Article 57 or Article 58 [Article 147 of the current version] of Company Law or by China Securities Regulatory Commission, and from whom said prohibition is not removed, shall not serve as a director of the Company.

Article 88 Directors shall be elected or changed by the shareholders' meeting and shall serve a term of three years. At the end of one term, a director may be reelected. Before a director's term is finished, the shareholders' meeting may not dismiss him as a director without cause.

            A director's term starts from the day when a shareholders' meeting elects him or her as the director, and lasts until the term of the same class of directors comes to its end.

Article 89 A director shall observe the requirements of the law, regulations and these By-Laws, perform his or her duties faithfully, and protect the interests of the Company. In the event that his or her own interest conflicts with that of the Company and the shareholders, the director shall be guided by the maximum interests of the Company and the shareholders, and shall promise:

            (i) to exercise his or her rights within the scope of his or her authority, and not to exceed the authorized scope;

            (ii) except when in consistence with the provisions of these By-Laws of the Company or when approved by a shareholders' meeting which is properly informed of the matter, not to enter into a contract or engage in transactions with this Company;

            (iii) not to seek benefit for oneself or for others by taking advantage of insider information;

            (iv) not to operate as an owner or manage for another person a business that is in the same line of business as the Company or engage in any activity that injures the interest of the Company;

            (v) not to accept bribery or other illegal income by taking advantage of one's office, and not to misappropriate the Company's assets;

            (vi) not to embezzle the Company's funds or to loan any funds of the Company to another person;

            (vii) not to take advantage of one's office to misappropriate or accept either for oneself or another person a business opportunity that belongs to the Company;

            (viii) not to accept any commission on a transaction of the Company without an approval of the shareholders' meeting which is properly informed of the matter;

            (ix) not to deposit any funds of the Company into an account opened for oneself or for another person;

            (x) not to pledge the assets of the Company as guarantee for a loan of any shareholder of the Company or any other person; and

            (xi) without consent of the shareholders' meeting which is properly informed of the matter, not to disclose any confidential information relating to this Company that is acquired during his or her term as a director, but may disclose such information to a court or other government authorities under the following situation:

                    1. when required by law;
                    2. when required by public interest;
                    3. when required by legitimate interest of the director.

Article 90 A director shall exercise the rights granted by the Company prudently, carefully, and diligently, in order to ensure:

            (i) that the business activities of the Company conform with the requirements of the laws and administrative regulations of the state as well as various economic policies of the state, and that the business activities do not exceed the scope of business as provided in the business license;

            (ii)  that all shareholders are treated fairly;

            (iii) that he or she has carefully read all business and financial reports of this Company so that he or she is promptly informed of the operation and management of the Company's business;

            (iv) that he or she exercises his or her legally granted discretionary authority over the Company, without improper influence of another person; that he or she will not allow another person to exercise such discretionary authority unless permissible under the law or administrative regulations or with an approval of the shareholders' meeting which is properly informed of the matter; and

            (v) that he or she will accept reasonable supervision and recommendations on his or her performance of duties from the board of supervisors.

Article 91 Unless permitted by the provisions of these By-Laws or properly authorized by the board of directors, any director shall not act on behalf of the Company or the board of directors in his or her individual capacity. When a director is acting in an individual capacity and a third party has reason to believe that the director is representing the Company or the board of directors, the director shall clarify his or her position and capacity in advance.

Article 92 In the event that a director fails to attend in person a board meeting on two consecutive occasions, when the director also fails to designate another director to attend said meetings on his or her behalf, the director shall be deemed to be incapable of performing his or her duties. The board of directors shall recommend that the shareholders' meeting terminate said director.

Article 93 A director may resign before his or her term is completed. A director shall submit a written resignation to the board of directors in order to resign.

Article 94 In the event that the resignation of a director will cause the Company's board of directors to have a number of directors less than the legal minimum, the resignation of said director shall take effect only after a replacement director fills the vacancy created by the resignation.

            The remaining directors shall convene a shareholders' meeting to elect a director to fill the vacancy created by the resignation of the director as soon as practicable. Before the shareholders' meeting passes a resolution on the election of a replacement director, the resigning director and the remaining directors shall be reasonably limited in their authority.

Article 95 Upon the submission of resignation or the completion of a term, a director shall not be automatically relieved of his obligations to the Company and the shareholders before the resignation takes effect or within a reasonable period after the resignation takes effect, or within a reasonable period after the completion of a term. The director's obligation to keep any business secret of the Company confidential will remain after the director's term is finished, until the secret becomes public information. The duration of other obligations of the director shall be determined on the principle of fairness, and shall be decided by considering the length of time between the time an event happens and the time a director leaves his or her office, as well as the circumstances and conditions under which the director's relationship with the Company ends.

Article 96 In the event that a director whose term has not bee completed causes losses to the Company by leaving his or her office without permission, the director shall be liable to the Company for such losses.

Article 97  The Company shall not pay any taxes for a director in any form.

Article 98 The provisions on the obligations of a director that are included in this section also apply to the supervisors, the manager and other officers of the Company.

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

              Section 3      The Secretary of the Board of Directors

Article 99 The board of directors has a secretary. The secretary of the board of directors is an officer of the Company and is accountable to the board of directors.

Article 100 The secretary of the board shall have necessary expertise and experience, and is appointed by the board of directors.

              The provisions in Article 87 of these By-Laws on the situations in which one shall not serve as a director of the Company also applies to the secretary of the board.

Article 101 The main duties of the secretary of the board of directors include the following:

              (i) to prepare and submit reports and documents that the board of directors and the shareholders' meeting are required to submit or produce by the state authorities;

              (ii) to prepare for board meeting and shareholders' meetings, and to be responsible for the reporting of such meetings and for the custody of minutes and documents of the meetings;

              (iii) to be in charge of the disclosure of the Company's
                    information, and to ensure that the disclosure of such information is prompt, accurate, in compliance with the law, truthful and complete; and

              (iv) to ensure that those with the right to receive certain records and documents of the Company receive such records and documents promptly.

Article 102 A director of the Company or another office of the Company may also serve as the secretary of the board of directors. A certified account with an accounting firm retained by the Company and an attorney with a law firm retained by the Company shall not serve as the secretary of the board of directors.

Article 103 The secretary of the board of directors shall be nominated by the chairman of the board, and shall be engaged or dismissed by the board of directors. If a director also serves as the secretary of the board of directors, in the event that a certain action needs to be taken by both the director and the secretary of the board, the individual who serves both as a director and as the secretary to the board may not take such action in his or her dual capacities.

                             CHAPTER VI THE MANAGER

Article 104 The Company has one manager, who shall be engaged or dismissed by the board of directors. A director may be engaged to serve concurrently as the manager, a vice manager, or another type of officer.

Article 105 Anyone who is determined to be someone barred from entering the securities market either under Article 57 or Article 58 [Article 147 of the current version] of Company Law or by China Securities Regulatory Commission, and from whom said prohibition is not removed, shall not serve as the manager of the Company.

Article 106 The manager shall serve a term of three years, and may be engaged again to continue to serve as the manager.

Article 107 The manager shall be accountable to the board of directors and exercises the following powers:

              (i) to take charge of the manufacturing, operation and management of the Company, and to report to the board of directors on his or her work;

              (ii) to arrange the implementation of board resolutions, annual plans and investment plans of the Company;

              (iii) to draft plans for setting up the internal administrative structure of the Company;

              (iv)    to draft the basic administrative system of the Company;


              (v)     to draft specific rules and regulations of the Company;

              (vi) to recommend to the board of directors the engagement or dismiss of the vice manager and financial officers of the Company;

              (vii) to engage or dismiss executives except those who should be engaged or dismissed by the board of directors;

              (viii) to propose the compensations, benefits, awards and penalties applicable to the employees of the Company, and to decide on the engagement or termination of the Company's employees;

              (ix) to propose the convening of special shareholders' meetings; and

              (x)     other powers granted by the board of directors.

Article 108 The manager may attend meetings of the board of directors. If a non-director, the manager has no voting power in such board meetings.

Article 109 At the request of the board of directors or the board of supervisors, the manager shall report to the board of directors or the board of supervisors on the signing and performance of significant contracts of the Company, the use of the Company's funds and the profits and losses of the Company. The manager must ensure the truthfulness of such reports.

Article 110 When drafting provisions on the compensations, benefits, safety in workplace, protection as well as insurance of the employees against work-related injuries, or dismissal (or discharge) of the Company's employees, I.E., issues where the immediate benefits of the employees are involved, the manager shall first listen to opinions of the union.

Article 111 The manager shall set down detailed rules and regulations for the operation and management, and shall implement such rules after they are submitted to and approved by the board of directors.

Article 112 The detailed rules and regulations for the manager include the following items:

              (i) the conditions, procedures and participants of a manager's meeting;

              (ii) the detailed responsibilities of and division of work among the manager, the vice manager and other officers;

              (iii) the limits on the [manager's] authority to use the Company's funds and assets, and to enter into significant contracts, as well as the rules for reporting to the board of directors and the board of supervisors; and

              (iv)   other items deemed necessary by the board of directors.

Article 113 The Company manager shall abide by the provisions of the law, administrative regulations and the Company's By-Laws, and shall exercise his or her duty of honesty and diligence.

Article 114 The manager may resign before his or her term is finished. The specific procedure and mechanism for the resignation of the manager shall be provided in the employment contract between the manager and the Company.

                      CHAPTER VII THE BOARD OF SUPERVISORS

                      Section 1     The Board of Supervisors

Article 115 The Company has a board of supervisors. The board of supervisors shall comprise of three or more supervisors, and shall have one chairman of the board of supervisors. The chairman of the board of supervisors shall be elected by the supervisors. In the event that the chairman of the board of supervisors is unable to perform his or her duties, the chairman shall designate a supervisor to perform the duties in his or her place. A supervisor shall not also serve as a director of the Company and shall not assume any executive positions of the Company.

Article 116   The board of supervisors may exercise the following powers:

              (i) the chairman of the board of supervisors may attend meetings of the board of directors;

              (ii)   to inspect the finance of the Company;

              (iii) to supervise the directors, the manager and the other officers in their execution of their office with the Company in order to detect possible violations of the law, regulations or these By-Laws of the Company;

              (iv) in the event that the action of a director, the manager or another officer damages the interests of the Company, to demand that corrections be made as to said action, and, if necessary, to report to the shareholders' meeting or to the proper authorities of the state;

              (v) to propose the convening of a special shareholders' meeting;

              (vi)   other powers granted by the shareholders' meeting.

Article 117 In exercising its powers, the board of supervisors may retain professional entities such as law firms and accounting firms to provide assistance. The fees thus incurred shall be paid by the Company.

Article 118 The board of supervisors shall hold at least two meeting each year. A written notice for a meeting shall be delivered to all the supervisors at least 10 days before the date of the meeting.

Article 119 The notice for a meeting of the board of supervisors shall include the following items: the date, place and duration of the meeting, the reasons and subjects of the meeting, and the date of issuance of the notice.

                            Section 2     Supervisors

Article 120 Representatives of the shareholders and the Company's employees shall serve as supervisors.

Article 121 Anyone who is determined to be someone barred from entering the securities market either under Article 57 or Article 58 [Article 147 of the current version] of Company Law or by China Securities Regulatory Commission, and from whom said prohibition is not removed, shall not serve as a supervisor of the Company.

              The manager or other officers shall not also serve as a supervisor.

Article 122 A supervisor shall serve a term of three years. A supervisor who is a shareholder shall be elected or changed by the shareholders' meeting, and a supervisor who is an employee shall be democratically elected or changed by the employees of the Company. A supervisor may serve more than one term if reelected.

Article 123 In the event that a supervisor fails to attend in person a board meeting on two consecutive occasions, the supervisor shall be deemed to be incapable of performing his or her duties. The shareholders' meeting or the general assembly of the employees' representatives shall discharge and replace said supervisor.

Article 124 A supervisor may resign before his or her term is finished. The provisions in Chapter V of these By-Laws concerning the resignation of a director also apply to that of a supervisor.

Article 125 A supervisor shall abide by the provisions of the law, administrative regulations and the Company's By-Laws, and shall exercise his or her duty of honesty and diligence.

              Section 3    Resolutions of the Board of Supervisors

Article 126 A meeting of the board of supervisors shall be recorded in minutes, which shall be signed by attending supervisors and the reporter. An attending supervisor has the right to request that certain explanation about his or her speech be recorded in said minutes. The minutes of a board meeting shall be kept as corporate file by the secretary of the board of directors. The minutes of a meeting of the board of supervisors shall be maintained as a permanent record.

 CHAPTER VIII FINANCIAL AND ACCOUNTING BY-LAWS, PROFIT DISTRIBUTION AND AUDITING

                 Section 1     Financial and Accounting By-Laws

Article 127 The Company shall establish the financial and accounting by-laws of the Company in accordance with the laws, administrative regulations and the provisions by the proper government authorities.

Article 128 The Company shall compile its annual financial report within 120 days of the end of each fiscal year.

Article 129 The Company's annual financial report and interim financial report on interim profit distribution shall include the following items:

              (i)    the Company's balance sheet;

              (ii)   profit table;

              (iii)  profit distribution table;

              (iv) a chart indicating the changes of the Company's financial situation (or a cash flow chart); and

              (v)    financial statements and the accompanying notes.

              In the event that the Company does not make interim profit distribution, the financial report shall include financial statements and the accompanying notes listed in the list above except item (iii).

Article 130 Interim financial reports and annual financial reports shall be compiled in accordance with the provisions of the governing laws and regulations.

Article 131 Except its statutory accounting books, the Company shall have no other accounting books. The Company's assets shall not be deposited into an account that is opened in the name of any individual.

Article 132 The Company's post-tax profit shall be distributed in the following order:

              (i)    to make up losses from the previous fiscal year;

              (ii)   to contribute 10% to the statutory capital reserve;

              (iii) to contribute 5% to 10% to the statutory public benefit fund;

              (iv) to contribute an amount to the discretionary capital reserve; and

              (v)    to pay dividends to the shareholders.

              When the Company's statutory capital reserve equals 50% or more of the Company's registered capital, the Company may cease to withdraw from post-tax profit to contribute to the reserve. Whether withdrawals should be made to contribute to the discretionary capital reserve after contributions to the statutory capital reserve and the statutory public benefit fund shall be determined by the shareholders' meeting. The Company shall not distribute dividends to its shareholders before it makes up its losses and contributes to the statutory capital reserve and the statutory public benefit fund.

Article 133 When the shareholders' meeting decides by resolution to convert capital reserve into capital stock, new shares shall be distributed to the shareholders in proportion to the existing ownership percentage of the shareholders. But in converting the statutory capital reserve into capital stock, the remainder of said capital reserve shall not be less than 25% of the registered capital of the Company.

Article 134 After the shareholders' meeting makes a resolution on the plan for the distribution of profits, the board of the directors shall finish the distribution of dividends (or shares) within two months after the shareholders' meeting.

Article 135   The Company may distribute dividends by using cash or stock.

                            Section 2     Auditing

Article 136 The Company shall have an internal auditing system, with full-time (or part-time) auditors installed to conduct internal auditing supervision over the Company's cash flow and economic activities.

Article 137 The internal auditing system and the responsibilities of the auditors shall be implemented after the approval of the board of directors. The auditing officer shall be accountable to the board of directors and shall report to the same on its work.

Article 138 The Company may retain an accounting firm to conduct audits of the Company's financial statements, assessment of the Company's net assets as well as performing other related consulting services, for a term of one year, and may renew the engagement after the one-year term.

Article 139 The Company's decision to retain an accounting firm shall be made by the shareholders' meeting.

                    CHAPTER IX NOTICE AND PUBLIC ANNOUNCEMENT

Article 140   The Company shall send out its notice in the following manners:

              (i)    by delivering the notice by messenger;

              (ii)   by mailing;

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

              (iii)  by public announcement; or

              (iv)   by other means provided in these By-Laws.

Article 141 When a notice of the Company takes the form of public announcement, all related parties shall be deemed to have received the notice upon the publication of the notice.

Article 142 When the Company sends out a notice by messenger, the recipient of the notice shall sign (or stamp on) the receipt, and the date when the recipient receives the notice shall be the service date;

              When the Company sends out a notice by mail, the service date shall be the tenth business day from the date when the notice is deposited with the post office; when the Company sends out a notice by public announcement, the date when the first public announcement appears shall be the service date.

Article 143 In the event that a notice to someone entitled to such a notice is omitted by accident or such an individual or individuals fail to receive a notice for a meeting, the meeting and the resolutions made by the meeting shall not be invalid for this reason.

            CHAPTER X MERGERS, SPLIT-UPS, DISSOLUTION AND LIQUIDATION

                       Section 1     Mergers or Split-Ups

Article 144 The Company may carry out mergers or split-ups in accordance with the law.

              A company merger may be effected by way of merger [where the acquired company is dissolved after the merger] or consolidation [where the two companies that merge to form a new company are dissolved after the merger].

Article 145 The Company shall follow the following procedures in conducting a merger or split-up:

              (i) The board of directors shall draft the plan for the merger or split-up;

              (ii) The shareholders' meeting shall make a resolution thereupon in accordance with the provisions of these By-Laws;

              (iii) All concerned parties shall sign the merger or split-up contract;

              (iv) The necessary procedure for applying for governmental approval shall be followed in accordance with the law;

              (v) The related matters such as creditor's rights and debts shall be dealt with; and

              (vi) The dissolution registration or amendment registration shall be made.

Article 146 In the event of a merger or split-up of the Company, all concerned parties in the merger or split-up shall compile balance sheets and checklists of properties. The Company shall notify the creditors within 10 days of the resolution made by the shareholders' meeting on the merger or split-up.

Article 147 Within 30 days of the receipt of a notice [of a merger or split-up of the Company], or within 90 days of the first public announcement of a notice for those creditors who have not received the notice, a creditor has the right to demand that the Company pay off the debts or provide a guarantee thereof. In the event that the Company is unable to pay off the debts or provide a guarantee thereof, the Company may not conduct the merger or split-up.

Article 148 When the Company is conducting a merger or split-up, the Company's board of directors shall take necessary measures to protect the legitimate interests of those shareholders who oppose the merger or split-up of the Company.

Article 149 The disposition of the assets, creditor' rights, and debts of all concerned parties of the merger or split-up shall be specifically provided under a contract.

              After the Company has completed a merger, the creditor's rights and debts of both or all merging parties shall be assumed by the surviving company or the new company [which is formed by the two merging companies as a result of the merger].

              The pre-split-up debts of the Company shall be assumed by the companies resulting from the split-up in accordance with the contract governing the matter.

Article 150 In the event registered items are changed due to the merger or split-up of the Company, the Company shall apply to the company registration authority for modification of its registration in accordance with the law. The Company shall apply for dissolution registration when the Company is dissolved in accordance with the law. When the Company sets up a new company, it shall register the establishment of the company in accordance with the law.

                   Section 2     Dissolution and Liquidation

Article 151 Under any of the following circumstances, the Company shall dissolve and liquidate in accordance with the law:

              (i)    when the term of business operation expires;

              (ii) when the shareholders' meeting decides to dissolve the Company;

              (iii)  when the Company is dissolved due to a merger or split-up;

              (iv) when the Company files for bankruptcy in accordance with the law as a result of its inability to pay debts that have become due; or

              (v) when the Company is legally ordered to be dissolved for its violation of laws or regulations.

Article 152 In the event that the Company is dissolved under (i) or (ii) of the previous article, a liquidation group shall be formed within 15 days. The members of the liquidation group shall be determined by the shareholders' meeting through a general resolution.

              In the event that the Company is dissolved under (iii) of the previous article, the liquidation shall be conducted by the parties of the merger or split-up in accordance with the contract entered into at the time of the merger or split-up.

              In the event that the Company is dissolved under (iv) of the previous article, the People's Court shall organize, in accordance with the relevant legal provisions, the shareholders, concerned government agencies as well as professionals into a liquidation group to conduct the liquidation.

              In the event that the Company is dissolved under (v) of the previous article, the proper government authorities shall organize the shareholders, concerned government agencies as well as professionals into a liquidation group to conduct the liquidation.

Article 153 Upon the formation of the liquidation group, the powers of the board of directors and the manager shall cease immediately. During the liquidation, the Company shall not conduct any new business operation.

Article 154 The liquidation group shall exercise the following powers during the liquidation:

              (i)    to notify or to make public announcements to creditors;

              (ii) to dispose of the properties of the Company, and to compile balance sheets and checklists of properties;

              (iii)  to wind up unfinished business of the Company;

              (iv)   to pay outstanding taxes;

              (v)    to dispose of the creditor's rights and debts;

              (vi) to dispose of the residual properties of the Company after the debts are paid off; and

              (vii)  to participate in civil lawsuits on behalf of the Company.

Article 155 The procedure of the liquidation of the Company, the order in which various disposals of the Company's properties shall proceed, and other unfinished matters shall be governed by the relevant laws and regulations of the state.

                      CHAPTER XI AMENDMENTS OF THE BY-LAWS

Article 156 Under any of the following circumstances, the Company shall amend the By-Laws:

              (i) when Company Law or related laws and administrative regulations are amended, resulting in the provisions of the By-Laws conflicting with the amended laws and administrative regulations;

              (ii) when the circumstances of the Company have changed so that they are inconsistent with the provisions of the By-Laws; or

              (iii) when the shareholders' meeting decides to amend the By-Laws.

Article 157 In the event that the amendment(s) to the By-Laws that have been decided by the shareholders' meeting by resolution need to be approved by the government authorities, the amendment(s) shall be submitted to the government authorities which approved the original By-Laws. In the event that the amendment(s) involves registration, the modification of the registration shall be applied for in accordance with the law.

Article 158 The directors shall amend the Company's By-Laws in accordance with the resolutions of the shareholders' meeting on such amendments and the opinions of the government authorities upon review of such amendments.

Article 159 The amendment(s) of the By-Laws shall be publicly announced in accordance with the governing provisions when the amendment(s) include information that is required by the laws and regulations to be disclosed.

Chapter XII       Supplementary Provisions

Article 160 The board of directors may draft regulations of the By-Laws in accordance with the provisions of the By-Laws. The regulations of the By-Laws shall not conflict with the provisions of the By-Laws.

Article 161 These By-Laws are written in Chinese. In the event that a version of the By-Laws in any other language or a different edition of the By-Laws appears to differ from these By-Laws in meaning, the latest approved and registered Chinese By-Laws shall be the authentic version.

Article 162 "No less than" and "not more than" as used in these By-Laws include the number following the phrase, and "less than" or "above" do not include the number following the phrase or word.

Article 163 The board of directors are responsible for the interpretation of the By-Laws.

Signatures of all shareholders:

[the signatures of Zhu Xianfu, Ben Baoke, Si Shuichi, Wang Qinghe, Wang Juanjuan and Liu Chaoyang]


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